Exhibit 99.1
 Rapid7 Announces First Quarter 2019 Financial Results

•	Annualized recurring revenue (ARR) of $268.2 million, an increase of 51% year-over-year

•	Revenue of $73.2 million, 34% growth year-over-year

•	GAAP loss from operations of $(9.7) million and non-GAAP income from operations of $0.6 million

•	Raising 2019 revenue growth guidance to 28% to 30% and guiding 2019 ARR growth of greater than 30%
Boston, MA – May 2, 2019 – Rapid7, Inc. (Nasdaq: RPD), powering SecOps through its visibility, analytics and automation, today announced its financial results for the first quarter of 2019.

“Rapid7 had a strong start to 2019. Our results were driven by consistent performance across our product lines and we are seeing robust performance in our broader SecOps portfolio. Security professionals are hyper focused on tools that will not only help manage risks but also make them more productive. Rapid7 has built the Insight platform with this exact concern in mind and our focus on delivering improved outcomes to customers is what truly differentiates our strategy.” said Corey Thomas, Chairman and CEO of Rapid7.

“Rapid7 has been successfully transformed to a high growth, multi-product, cloud software company, on a path to higher long-term profitability. Based on the strength of our business so far this year, we are raising our full-year 2019 revenue guidance and are maintaining our guidance for non-GAAP income from operations of breakeven as we see opportunities to invest in our business to drive long-term growth and sustainable profitability.”
First Quarter 2019 Financial Results

	Three Months Ended March 31,
	2019	2018	% Change
	(in thousands)
Annualized recurring revenue	$268,194	$177,792	51%
Number of customers	7,934	7,113	12%
ARR per customer	$33.8	$25.0	35%
Recurring revenue as a percentage of revenue	85%	77%
Renewal rate	120%	120%

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	Three Months Ended March 31,
	2019	2018	% Change
	(in thousands, except per share data)
Products revenue	$56,288	$35,279	60%
Maintenance and support revenue	9,557	10,753	(11)%
Professional services revenue	7,340	8,483	(13)%
Total revenue	$73,185	$54,515	34%

North America revenue	$62,039	$46,377	34%
Rest of world revenue	11,146	8,138	37%
Total revenue	$73,185	$54,515

GAAP gross profit	$53,212	$37,921
GAAP gross margin	73%	70%
Non-GAAP gross profit	$55,143	$39,203
Non-GAAP gross margin	75%	72%

GAAP loss from operations	$(9,744)	$(16,585)
GAAP operating margin	(13)%	(30)%
Non-GAAP income (loss) from operations	$577	$(8,872)
Non-GAAP operating margin	1%	(16)%

GAAP net loss	$(11,673)	$(16,361)
GAAP net loss per share, basic and diluted	$(0.24)	$(0.36)
Non-GAAP net income (loss)	$1,158	$(8,648)
Non-GAAP net income (loss) per share, basic	$0.02	$(0.19)
Non-GAAP net income (loss) per share, diluted	$0.02	$(0.19)

Adjusted EBITDA	$2,607	$(7,421)

Cash (used in) provided by operating activities	$(13,566)	$7,296
Recent Business Highlights

•
In April, we acquired NetFort Technologies Limited, a provider of end-to-end network traffic visibility and analytics cloud, virtual and physical platforms, for a total cash consideration of $15.0 million.

•
In January, Bloomberg selected Rapid7 as one of 230 companies for the 2019 Bloomberg Gender-Equality Index, which recognizes companies committed to transparency in gender reporting and advancing women’s equality.

•	Please see investors.rapid7.com for our Financial Metrics spreadsheet.

•	For additional details on the reconciliation of non-GAAP measures to their nearest comparable GAAP measures, please refer to the accompanying financial data tables contained in this press release.

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Second Quarter and Full-Year 2019 Guidance

Rapid7 anticipates total revenue, non-GAAP income (loss) from operations, and non-GAAP net income (loss) per share to be in the following ranges:

Second Quarter and Full-Year 2019 Guidance (in millions, except per share data)

	Second Quarter 2019			Full-Year 2019
Revenue	$74.3	to	$75.9	$312.0	to	$318.0
Year-over-year growth	27%	to	30%	28%	to	30%
Non-GAAP (loss) income from operations	$(4.7)	to	$(3.7)	Breakeven
Non-GAAP net (loss) income per share	$(0.08)	to	$(0.06)	$0.05
Weighted average shares outstanding			48.4			52.3

Guidance for the second quarter and full-year 2019 does not include any potential impact of foreign exchange gains or losses. The weighted average shares outstanding for the second quarter of 2019 represent basic shares outstanding given our projected non-GAAP net loss. The weighted average shares outstanding for full year 2019 represent diluted shares outstanding given our projected non-GAAP net income. Non-GAAP net income for full year 2019 largely represents interest income on projected cash and investments.
Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs, and certain other items. Rapid7 has provided a reconciliation of historical non-GAAP financial measures to the most comparable GAAP measures in the financial statement tables included in this press release. A reconciliation of non-GAAP guidance measures to the most comparable GAAP measures is not available on a forward-looking basis without unreasonable efforts due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures.
Conference Call and Webcast Information
Rapid7 will host a conference call today, May 2, 2019, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 877-357-4230 (domestic) or 629-228-0721 (international). The call will also be available live via webcast on the Company’s website at https://investors.rapid7.com. A telephone replay of the conference call will be available at 855-859-2056 or 404-537-3406 (access code 8792807) until May 9, 2019. A webcast replay will be available at https://investors.rapid7.com.
About Rapid7
Organizations around the globe rely on Rapid7 (Nasdaq: RPD) technology, services, and research to securely advance. The visibility, analytics, and automation delivered through our Insight cloud simplifies the complex and helps security teams reduce vulnerabilities, monitor for malicious behavior, investigate and shut down attacks, and automate routine tasks. Over 7,900 customers rely on Rapid7 technology, services, and research to improve security outcomes and securely advance their organizations. For more information, visit our website, check out our blog, or follow us on Twitter.
Non-GAAP Financial Measures and Other Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States, or GAAP, we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.

We believe that these non-GAAP financial measures provide useful information about our operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making. While our non-GAAP financial measures are an

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important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.

Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share and adjusted EBITDA.

We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs and certain other items such as acquisition-related expenses, follow-on public offering costs, and litigation-related expenses. Non-GAAP net income (loss) per basic and dilutive share is calculated as Non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased to reflect the anti-dilutive impact of the capped call transactions entered into in connection with the 1.25% convertible senior note issued in August 2018.

We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:

Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.

Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.

Amortization of debt discount and issuance costs. In August 2018, we issued $230 million of convertible senior notes, which bear interest at an annual fixed rate of 1.25%. The imputed interest rate of the convertible senior notes was approximately 7.37%. This is a result of the debt discount recorded for the conversion feature that is required to be separately accounted for as equity, and debt issuance costs, which reduce the carrying value of the convertible debt instrument. The debt discount is amortized as interest expense together with the issuance costs of the debt. The expense for the amortization of debt discount and debt issuance costs is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.

Litigation-related expenses. We exclude certain litigation-related expenses consisting of professional fees and related costs incurred by us related to significant litigation outside the ordinary course of business. We believe it is useful to exclude such expenses because we do not consider such amounts to be part of our ongoing operations.

Acquisition-related expenses and follow-on public offering costs. We exclude acquisition-related expenses and follow-on public offering costs as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results.

Anti-dilutive impact of capped call transaction. In connection with the issuance of our convertible senior notes, we entered into capped call transactions to offset potential dilution from the embedded conversion feature in the notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per basic and diluted share to provide investors with useful information in evaluating the financial performance of the company on a per share basis.

Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, and (8) certain other items. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Adjusted EBITDA should not be considered as a substitute for other measures of financial performance reported in accordance with GAAP. There are limitations to using this non-GAAP financial measure, including that other companies may calculate this measure differently than we do, that it does not reflect our capital expenditures or future requirements for capital expenditures

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and that it does not reflect changes in, or cash requirements for, our working capital and excludes some items that are cash based.

Other Metrics
Annualized Recurring Revenue (ARR). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.

ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.

Recurring Revenue. We define recurring revenue as revenue from term software licenses, content subscriptions, managed services, cloud-based subscriptions and maintenance and support.

Renewal Rate. We calculate our renewal rate by dividing the dollar value of renewed customer agreements, including upsells and cross-sells of additional products, but excluding professional services, in a trailing 12-month period by the dollar value of the corresponding customer agreements.

Cautionary Language Concerning Forward-Looking Statements

This press release includes forward-looking statements. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding our anticipated total revenue and our future financial and business performance for the second quarter and full-year 2019 are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to our rapid growth and ability to sustain our revenue growth rate, our transition to a subscription business model, the ability of our products and professional services to correctly detect vulnerabilities, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to integrate acquired operations, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2018 filed with the Securities and Exchange Commission on February 28, 2019, and subsequent reports that we file with the Securities and Exchange Commission.  Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.
###
Neeraj Mahajan, CFA
Vice President, Investor Relations
investors@rapid7.com
(857) 990-4074
Press contact:
Caitlin Doherty
press@rapid7.com
(857) 990-4240

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RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	March 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$89,869	$99,565
Short-term investments	161,600	159,210
Accounts receivable, net	59,707	74,935
Deferred contract acquisition and fulfillment costs, current portion	12,994	12,321
Prepaid expenses and other current assets	15,773	9,746
Total current assets	339,943	355,777
Long-term investments	33,613	44,892
Property and equipment, net	32,771	17,523
Operating lease right-of-use assets	15,888	—
Deferred contract acquisition and fulfillment costs, non-current portion	28,054	27,634
Goodwill	88,420	88,420
Intangible assets, net	23,979	23,955
Other assets	1,238	1,168
Total assets	$563,906	$559,369
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,297	$7,048
Accrued expenses	25,062	37,376
Operating lease liabilities, current portion	5,231	—
Deferred revenue, current portion	184,453	189,855
Other current liabilities	7,385	707
Total current liabilities	228,428	234,986
Convertible senior notes, net	177,198	174,688
Operating lease liabilities, non-current portion	16,394	—
Deferred revenue, non-current portion	52,014	58,716
Other long-term liabilities	1,021	3,660
Total liabilities	475,055	472,050
Stockholders’ equity:
Common stock	482	476
Treasury stock	(4,764)	(4,764)
Additional paid-in-capital	569,229	556,223
Accumulated other comprehensive gain (loss)	162	(31)
Accumulated deficit	(476,258)	(464,585)
Total stockholders’ equity	88,851	87,319
Total liabilities and stockholders’ equity	$563,906	$559,369

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2019	2018
Revenue:
Products	$56,288	$35,279
Maintenance and support	9,557	10,753
Professional services	7,340	8,483
Total revenue	73,185	54,515
Cost of revenue:
Products	12,485	8,436
Maintenance and support	1,884	1,849
Professional services	5,604	6,309
Total cost of revenue	19,973	16,594
Total gross profit	53,212	37,921
Operating expenses:
Research and development	17,865	16,722
Sales and marketing	35,138	29,052
General and administrative	9,953	8,732
Total operating expenses	62,956	54,506
Loss from operations	(9,744)	(16,585)
Other income (expense), net:
Interest income	1,731	243
Interest expense	(3,229)	(2)
Other income (expense), net	(206)	78
Loss before income taxes	(11,448)	(16,266)
Provision for income taxes	225	95
Net loss	$(11,673)	$(16,361)
Net loss per share, basic and diluted	$(0.24)	$(0.36)
Weighted-average common shares outstanding, basic and diluted	47,827,939	45,210,250

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2019	2018
Cash flows from operating activities:
Net loss	$(11,673)	$(16,361)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	3,427	2,399
Amortization of debt discount and issuance costs	2,510	—
Stock-based compensation expense	8,634	6,225
Provision for doubtful accounts	437	156
Foreign currency re-measurement loss	249	147
Other non-cash (income) expense	(722)	(52)
Changes in operating assets and liabilities:
Accounts receivable	14,729	34,722
Deferred contract acquisition and fulfillment costs	(1,094)	(1,713)
Prepaid expenses and other assets	(5,940)	(3,190)
Accounts payable	66	3,219
Accrued expenses	(13,690)	(11,317)
Deferred revenue	(12,104)	(6,495)
Other liabilities	1,605	(444)
Net cash (used in) provided by operating activities	(13,566)	7,296
Cash flows from investing activities:
Purchases of property and equipment	(8,463)	(2,147)
Capitalization of internal-use software costs	(1,601)	(693)
Purchases of investments	(63,029)	(4,460)
Sales/maturities of investments	72,738	14,062
Net cash (used in) provided by investing activities	(355)	6,762
Cash flows from financing activities:
Proceeds from follow-on public offering, net of offering costs of $608	—	31,231
Taxes paid related to net share settlement of equity awards	(979)	(462)
Proceeds from employee stock purchase plan	2,634	1,632
Proceeds from stock option exercises	2,718	1,961
Net cash provided by financing activities	4,373	34,362
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(148)	(36)
Net (decrease) increase in cash, cash equivalents and restricted cash	(9,696)	48,384
Cash, cash equivalents and restricted cash, beginning of period	99,565	51,762
Cash, cash equivalents and restricted cash, end of period	$89,869	$100,146

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2019	2018
GAAP gross profit	$53,212	$37,921
Add: Stock-based compensation expense[1]	573	374
Add: Amortization of acquired intangible assets[2]	1,358	908
Non-GAAP gross profit	$55,143	$39,203
Non-GAAP gross margin	75.3%	71.9%

GAAP gross profit - Products	$43,803	$26,843
Add: Stock-based compensation expense	157	125
Add: Amortization of acquired intangible assets	1,358	908
Non-GAAP gross profit - Products	$45,318	$27,876
Non-GAAP gross margin - Products	80.5%	79.0%

GAAP gross profit - Maintenance and support	$7,673	$8,904
Add: Stock-based compensation expense	120	28
Non-GAAP gross profit - Maintenance and support	$7,793	$8,932
Non-GAAP gross margin - Maintenance and support	81.5%	83.1%

GAAP gross profit - Professional services	$1,736	$2,174
Add: Stock-based compensation expense	296	221
Non-GAAP gross profit - Professional services	$2,032	$2,395
Non-GAAP gross margin - Professional services	27.7%	28.2%

GAAP Loss from operations	$(9,744)	$(16,585)
Add: Stock-based compensation expense[1]	8,634	6,225
Add: Amortization of acquired intangible assets[2]	1,397	948
Add: Acquisition-related expenses[3]	217	—
Add: Follow-on public offering costs[4]	—	140
Add: Litigation-related expenses[5]	73	400
Non-GAAP Income (loss) from operations	$577	$(8,872)

GAAP Net loss	$(11,673)	$(16,361)
Add: Stock-based compensation expense[1]	8,634	6,225
Add: Amortization of acquired intangible assets[2]	1,397	948
Add: Acquisition-related expenses[3]	217	—
Add: Follow-on public offering costs[4]	—	140
Add: Litigation-related expenses[5]	73	400
Add: Amortization of debt discount and issuance costs	2,510	—
Non-GAAP Net income (loss)	$1,158	$(8,648)

Reconciliation of net income (loss) per share, basic
GAAP net loss per share, basic	$(0.24)	$(0.36)
Non-GAAP adjustments to net loss	0.26	0.17
Non-GAAP net income (loss) per share, basic	$0.02	$(0.19)

Reconciliation of net income (loss) per share, diluted
GAAP net loss per share, diluted	$(0.24)	$(0.36)
Non-GAAP adjustments to net loss	0.26	0.17
Non-GAAP net income (loss) per share, diluted	$0.02	$(0.19)

Weighted average shares used in GAAP per share calculation, basic and diluted	47,827,939	45,210,250

Weighted average shares used in non-GAAP per share calculation:
Basic	47,827,939	45,210,250
Diluted	51,184,402	45,210,250

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$573	$374
Research and development	3,174	2,566
Sales and marketing	2,464	1,563
General and administrative	2,423	1,722

[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$1,358	$908
Sales and marketing	38	39
General and administrative	1	1

[3] Includes acquisition-related expenses as follows:
General and administrative	$217	$—

[4] Includes follow-on public offering costs as follows:
General and administrative	$—	$140

[5] Includes litigation-related expenses as follows:
General and administrative	$73	$400

RAPID7, INC.
Reconciliation of Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended March 31,
	2019	2018
Net loss	$(11,673)	$(16,361)
Interest income	(1,731)	(243)
Interest expense	3,229	2
Other (income) expense, net	206	(78)
Provision for income taxes	225	95
Depreciation expense	1,850	1,383
Amortization of intangible assets	1,577	1,016
Stock-based compensation expense	8,634	6,225
Acquisition-related expenses	217	—
Follow-on public offering costs	—	140
Litigation-related expenses	73	400
Adjusted EBITDA	$2,607	$(7,421)